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                                                              EXHIBIT 23(b)


                            CONSENT OF INDEPENDENT AUDITOR




The Board of Directors
AmerUs Life Holdings, Inc.
Des Moines, Iowa


Ladies and Gentlemen:

          We hereby consent to the use of our report incorporated herein by reference.

                                   KPMG Peat Marwick LLP

                                   /s/ KPMG Peat Marwick LLP
                                   ---------------------------------------

Des Moines, Iowa
July 25, 1997